Equity Investment in GBT Technologies, S.A. (Tables)	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
Equity Investment Information regarding GBT-CR

Information regarding GBT-CR as of and for the year ended December 31, 2019 is below:

Current assets	$979,389
Total assets	7,013,772
Current liabilities	359,040
Total liabilities	2,645,706
Total stockholders' equity	4,368,066

Revenue	$4,138,496
Operating expenses	3,103,691
Other expenses	398,501
Net income	636,304